Exhibit 99.3

First NLC Securitization Trust 2005-4

Issuer

First NLC Securitization, Inc.

Depositor

DISCLAIMER

The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission (“SEC”) for the offering to which this communication relates with a file number of 333-127919. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling (703) 469-1225.

COMPUTATIONAL MATERIALS

This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ appropriateness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.

If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.

Generic Strats for the Entire Pool

We would like to see these stratifications separately for Purchase and Refi Loans Separately

For loans that have silent seconds, please include only the full LTV (100% rather than 80% for a no money down loan) with a weighted $ value = to that of the first lien obligation.

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 100K	0.08%	0.08%	0.08%	0.33%	0.09%	0.61%	0.49%	10.04%
< 200K	0.29%	0.24%	0.20%	2.32%	0.31%	2.09%	0.59%	17.32%
< 300K	0.24%	0.00%	0.25%	4.24%	0.64%	1.99%	1.24%	21.93%
< 400K	0.00%	0.00%	0.11%	1.83%	0.48%	1.79%	0.11%	13.69%
< 500K	0.00%	0.13%	0.00%	1.30%	0.15%	0.57%	0.57%	8.54%
< 750K	0.00%	0.00%	0.00%	0.71%	0.00%	0.36%	0.33%	3.64%
< 1.0 MM
< 1.5 MM
< 2 MM
> 2 MM
Loan Balance	1,895,254	1,375,184	1,952,557	33,162,704	5,175,768	22,921,407	10,294,234	232,308,194

	Credit Score
	< 550	< 575	< 600	< 625	< 650	< 675	< 700	< 725	> 725
< 100K	0.27%	0.61%	0.62%	2.22%	2.93%	2.14%	1.31%	0.81%	0.91%
< 200K	0.66%	1.14%	1.49%	3.62%	5.16%	4.03%	3.15%	1.94%	2.16%
< 300K	0.23%	0.89%	1.52%	3.53%	7.91%	7.09%	4.14%	2.86%	2.36%
< 400K	0.10%	0.44%	0.77%	2.41%	5.06%	3.70%	1.89%	1.28%	2.35%
< 500K	0.29%	0.00%	0.57%	1.41%	3.20%	1.53%	2.15%	0.85%	1.26%
< 750K	0.00%	0.00%	0.37%	0.49%	1.07%	1.75%	0.88%	0.33%	0.16%
< 1.0 MM
< 1.5 MM
< 2 MM
> 2 MM
Loan Balance	4,790,973	9,495,817	16,492,914	42,284,758	78,275,129	62,550,614	41,786,645	24,937,040	28,471,413

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 100K	626	524	604	614	581	624	624	652
< 200K	636	591	599	633	596	633	663	655
< 300K	643	—	589	645	591	648	655	664
< 400K	—	—	599	644	608	640	659	667
< 500K	—	512	—	619	644	638	705	665
< 750K	—	—	—	628	—	647	632	665
< 1.0 MM
< 1.5 MM
< 2 MM
> 2 MM
Loan Balance	1,895,254	1,375,184	1,952,557	33,162,704	5,175,768	22,921,407	10,294,234	232,308,194

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	0.07%	0.31%	0.09%	0.46%	0.12%	0.14%	0.11%	0.25%
< 575	0.14%	0.04%	0.13%	0.68%	0.50%	0.49%	0.11%	0.98%
< 600	0.02%	0.00%	0.19%	1.06%	0.32%	1.25%	0.38%	2.12%
< 625	0.05%	0.00%	0.13%	1.55%	0.20%	1.15%	0.45%	10.15%
< 650	0.05%	0.04%	0.02%	2.84%	0.24%	0.97%	0.55%	20.60%
< 675	0.06%	0.00%	0.03%	1.86%	0.26%	1.71%	0.49%	15.83%
< 700	0.15%	0.00%	0.04%	1.20%	0.00%	0.91%	0.55%	10.67%
< 725	0.00%	0.05%	0.00%	0.58%	0.00%	0.35%	0.26%	6.82%
> 725	0.07%	0.00%	0.00%	0.49%	0.04%	0.46%	0.42%	7.73%
Credit Score	635	560	598	636	596	636	646	657

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	101,711	159,600	135,500	205,135	120,174	214,952	117,092	111,614
< 575	219,394	131,600	202,277	162,124	192,036	136,876	84,188	116,715
< 600	74,941	—	294,026	273,083	244,450	193,615	144,981	155,785
< 625	169,191	—	202,500	252,607	305,437	176,989	152,987	139,482
< 650	151,000	125,684	67,812	237,527	250,422	272,899	171,525	162,433
< 675	200,000	—	85,000	212,370	271,923	219,581	189,119	176,653
< 700	227,000	—	131,139	231,761	—	186,635	171,188	185,292
< 725	—	160,300	—	199,106	—	217,075	272,433	178,662
> 725	101,957	—	—	253,333	123,250	202,440	187,442	188,150
Credit Score	635	560	598	636	596	636	646	657

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	8.887	9.027	8.714	7.731	9.738	8.464	8.037	9.405
< 575	7.504	6.740	7.473	8.052	7.706	8.871	8.889	8.416
< 600	7.190	—	6.449	7.270	8.852	8.219	8.612	8.540
< 625	6.500	—	7.692	7.279	7.866	8.081	8.115	8.092
< 650	7.700	7.250	7.990	7.300	7.629	8.095	7.898	7.994
< 675	6.990	—	7.650	7.234	8.154	7.457	7.844	7.581
< 700	6.563	—	6.850	7.066	—	7.547	7.556	7.431
< 725	—	6.990	—	6.906	—	7.241	8.391	7.529
> 725	7.116	—	—	6.727	7.250	6.905	7.597	7.408
Credit Score	635	560	598	636	596	636	646	657

Generic Strats for the Entire Pool

We would like to see these stratifications separately for Purchase and Refi Loans Separately

For loans that have silent seconds, please include only the full LTV (100% rather than 80% for a no money down loan) with a weighted $ value = to that of the first lien obligation.

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 100K	1.12%	0.54%	0.89%	2.42%	0.75%	0.89%	0.41%	1.86%
< 200K	4.36%	2.50%	3.80%	7.10%	3.89%	4.01%	1.78%	4.10%
< 300K	2.85%	2.14%	3.81%	5.76%	3.71%	4.17%	1.98%	2.70%
< 400K	1.86%	1.33%	2.09%	3.48%	1.79%	2.33%	1.57%	2.11%
< 500K	0.64%	0.58%	1.17%	1.25%	1.44%	2.10%	0.79%	1.63%
< 750K	0.49%	0.35%	0.79%	1.45%	0.83%	1.28%	0.46%	0.67%
< 1.0 MM
< 1.5 MM
< 2 MM
> 2 MM
Loan Balance	52,632,631	34,604,645	58,363,197	99,821,481	57,723,204	68,766,353	32,497,207	60,784,069

	Credit Score
	< 550	< 575	< 600	< 625	< 650	< 675	< 700	< 725	> 725
< 100K	2.31%	1.03%	1.15%	1.31%	1.47%	0.80%	0.55%	0.08%	0.17%
< 200K	7.31%	3.32%	4.15%	5.43%	5.03%	3.43%	1.53%	0.68%	0.67%
< 300K	4.20%	2.64%	3.84%	4.58%	4.17%	3.30%	2.56%	1.00%	0.82%
< 400K	2.63%	1.93%	2.03%	2.76%	2.80%	2.11%	1.36%	0.53%	0.40%
< 500K	1.13%	0.49%	1.24%	1.53%	2.13%	1.65%	0.66%	0.47%	0.29%
< 750K	0.00%	0.22%	1.03%	1.53%	1.54%	1.03%	0.23%	0.37%	0.36%
< 1.0 MM
< 1.5 MM
< 2 MM
> 2 MM
Loan Balance	81,781,679	44,789,645	62,495,552	79,797,516	79,793,540	57,336,122	32,019,390	14,598,475	12,580,867

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 100K	591	587	584	568	581	607	637	644
< 200K	583	580	573	589	596	617	644	645
< 300K	597	591	600	594	627	621	655	656
< 400K	596	602	585	599	620	615	639	653
< 500K	575	628	579	604	647	631	658	653
< 750K	634	619	639	629	637	656	625	638
< 1.0 MM
<1.5 MM
< 2 MM
> 2 MM
Loan Balance	52,632,631	34,604,645	58,363,197	99,821,481	57,723,204	68,766,353	32,497,207	60,784,069

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	3.39%	2.16%	3.22%	6.18%	1.83%	0.79%	0.00%	0.00%
< 575	1.44%	1.05%	2.19%	2.65%	0.77%	1.49%	0.02%	0.01%
< 600	1.34%	1.01%	1.76%	2.77%	2.20%	3.02%	0.89%	0.45%
< 625	1.85%	0.93%	1.87%	3.09%	2.52%	3.29%	1.13%	2.47%
< 650	1.41%	1.11%	1.64%	2.91%	1.36%	2.10%	1.82%	4.80%
< 675	1.02%	0.37%	1.25%	1.63%	1.77%	1.83%	1.69%	2.78%
< 700	0.38%	0.42%	0.43%	1.29%	1.10%	1.01%	0.85%	1.40%
< 725	0.26%	0.08%	0.02%	0.77%	0.45%	0.56%	0.38%	0.61%
> 725	0.21%	0.30%	0.16%	0.17%	0.40%	0.70%	0.21%	0.55%
Credit Score	589	588	585	586	607	618	645	647

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	162,719	176,691	178,560	144,357	157,598	230,629	—	—
< 575	171,634	188,564	196,111	181,617	149,427	157,223	86,490	55,000
< 600	173,026	188,191	194,880	198,203	200,336	203,373	180,906	148,775
< 625	183,364	205,558	202,517	196,995	198,652	228,535	187,310	136,868
< 650	160,456	215,692	218,073	198,939	204,407	221,724	222,408	157,280
< 675	215,933	170,340	253,265	180,057	265,264	197,683	245,266	161,533
< 700	178,728	216,092	198,500	181,640	285,571	204,123	208,559	162,761
< 725	171,220	188,917	106,750	300,401	300,794	258,490	197,776	218,469
> 725	165,519	281,277	241,250	197,833	235,425	364,219	160,424	149,551
Credit Score	589	588	585	586	607	618	645	647

	Original LTV
	< 67.5%	< 72.5%	< 77.5%	< 82.5%	< 87.5%	< 92.5%	< 97.5%	> 97.5%
< 550	8.101	7.959	8.326	8.568	8.946	8.469	—	—
< 575	7.575	8.030	7.941	8.135	8.220	8.464	8.625	9.875
< 600	7.208	7.042	7.448	7.648	7.947	8.046	8.276	8.855
< 625	7.178	6.998	7.240	7.405	7.832	7.620	7.810	8.022
< 650	7.077	6.761	6.988	7.214	7.460	7.805	7.698	7.747
< 675	6.960	6.788	6.871	6.889	7.111	7.358	7.449	7.622
< 700	6.838	6.539	6.964	6.954	6.851	7.110	7.425	7.305
< 725	6.734	7.192	6.750	6.660	6.914	7.251	7.473	7.266
> 725	6.654	6.769	6.755	6.620	6.747	7.188	7.185	7.442
Credit Score	589	588	585	586	607	618	645	647

For the Hybrid ARM, Purchase Loans					Capital Research Collateral Data Request

Non Full Doc	Silent 2nd	I/O	% of Hybrid Purchase Loans	% of Pool	Credit Score	Gross WAC	LTV	# Months to Amortization	# Months to Reset
Yes	Yes	Yes	30.89%	10.64%	666	7.266	79.83	360	25
Yes	Yes	No	26.38%	9.09%	665	7.512	80.18	372	29
Yes	No	Yes	6.17%	2.13%	658	7.347	82.99	360	26
Yes	No	No	10.53%	3.63%	638	7.816	84.47	382	27
No	Yes	Yes	7.66%	2.64%	669	6.642	79.61	360	25
No	Yes	No	8.84%	3.05%	633	7.267	81.39	368	29
No	No	Yes	1.84%	0.63%	651	6.790	81.97	360	24
No	No	No	7.68%	2.65%	606	8.018	88.94	365	29

should sum to 100% --->			100.00%	34.46%	655	7.395	81.47	367	27

For the Hybrid ARM, Refi Loans

Non Full Doc	Silent 2nd	I/O	% of Hybrid Refi Loans	% of Pool	Credit Score	Gross WAC	LTV	# Months to Amortization	# Months to Reset
Yes	Yes	Yes	4.04%	1.91%	657	7.130	79.93	360	26
Yes	Yes	No	4.01%	1.90%	652	7.472	79.98	373	30
Yes	No	Yes	11.57%	5.46%	649	7.366	81.66	360	29
Yes	No	No	29.20%	13.79%	597	7.847	77.76	375	28
No	Yes	Yes	2.71%	1.28%	655	6.581	79.19	360	29
No	Yes	No	2.92%	1.38%	631	7.054	80.34	370	29
No	No	Yes	10.64%	5.03%	640	6.922	82.61	360	31
No	No	No	34.91%	16.49%	576	7.902	79.71	375	30

should sum to 100% --->			100.00%	47.23%	608	7.611	79.70	370	29

For the Fixed Rate, Purchase Loans

Non Full Doc	Silent 2nd	I/O	% of Fixed Purchase Loans	% of Pool	Credit Score	Gross WAC	LTV	# Months to Amortization	# Months to Reset
Yes	Yes	Yes	0.67%	0.04%	711	8.035	80.00	360	—
Yes	Yes	No	5.98%	0.33%	678	7.484	80.32	379	—
Yes	No	Yes	0.00%	0.00%	—	0.000	0.00	—	—
Yes	No	No	66.23%	3.62%	660	10.427	97.51	360	—
No	Yes	Yes	0.00%	0.00%	—	0.000	0.00	—	—
No	Yes	No	5.05%	0.28%	626	7.613	79.71	384	—
No	No	Yes	0.00%	0.00%	—	0.000	0.00	—	—
No	No	No	22.07%	1.21%	659	9.208	95.04	359	—

should sum to 100% --->			100.00%	5.46%	659	9.824	94.92	362	—

For the Fixed Rate, Refi Loans

Non Full Doc	Silent 2nd	I/O	% of Fixed Refi Loans	% of Pool	Credit Score	Gross WAC	LTV	# Months to Amortization	# Months to Reset
Yes	Yes	Yes	0.44%	0.06%	673	7.169	80.00	360	—
Yes	Yes	No	0.82%	0.11%	664	7.718	77.91	347	—
Yes	No	Yes	2.73%	0.35%	660	7.037	76.87	360	—
Yes	No	No	32.15%	4.13%	632	8.195	80.54	355	—
No	Yes	Yes	0.00%	0.00%	—	0.000	0.00	—	—
No	Yes	No	1.19%	0.15%	661	6.709	81.29	360	—
No	No	Yes	4.78%	0.61%	665	6.901	78.31	360	—
No	No	No	57.89%	7.44%	614	7.747	77.93	355	—

should sum to 100% --->			100.00%	12.85%	625	7.816	78.81	356	—
should sum to 100% --->				100.00%